UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR JULY 2004

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY
REVENUES (MOR-6)	13,119	16,647	15,287	11,564	22,070	23,413	33,495
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	9,783	12,798	12,155	(594)	9,717	12,222	15,743
NET INCOME (LOSS) (MOR-6)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	10,947	2,976	4,381	8,348	19,034	4,689	9,293

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE			EXP DATE
CASUALTY	YES ☐	NO ☐
LIABILITY	YES ☑	NO ☐	10-01-03
VEHICLE	YES ☐	NO ☐
WORKERS *	YES ☐	NO ☐	__-__-__
•SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-446-1600

Are all accounts receivable being collected with in terms?  ☑Yes    ☐No
Are all post-petition liabilities, including taxes being paid within terms? ☑Yes    ☐No
Have any pre-petition liabilities been paid? ☐Yes ☑No if so, describe_________________________________________
Are all funds received being deposited into Trustee's bank accounts? ☑Yes    ☐No
Were any assets disposed of outside the normal course of business? ☐Yes    ☑No
If so, describe _________________________________________________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current? ☑Yes    ☐No
What is the status of your Plan of Reorganization?    The Trustee Is in the process of formulating a plan of reorganization

I certify under penalty of perjury that the following complete Monthly Operating Report(MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	[Not Legible]

TITLE	C.P.A.

MOR-1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS

ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY
CURRENT ASSETS
Cash	99,136	110,238	122,184	132,846	137,890	160,293	176,783
Accounts Receivable, Net	57,393	60,163	59,562	51,553	50,062	46,195	53,178
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,409	14,409	14,409	14,409	14,409	14,409	14,409
TOTAL CURRENT ASSETS	201,771	215,643	226,988	229,641	233,194	251,730	275,203
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(252,883)	(253,883)	(254,883)	(255,883)	(256,883)	(257,883)	(258,883)
NET BOOK VALUE OF PP&E	759,930	758,930	757,930	756,930	755,930	754,930	753,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's Long Term portion	69,342	69,342	69,342	69,342	69,342	69,342	69,342
4. Note Receivable	12,050	12,050	12,050	12,050	12,050	12,050	12,050
TOTAL ASSETS	1 ,043,093	1 ,055,965	1,066,309	1 ,067,962	1,070,515	1,088,051	1,110,524

MOR-2	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS

LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	46,214	47,087	46,087	49,834	42,677	48,992	57,222
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	790,499	790,499	790,499	790,499	790,499
Other	484,344	484,344	484,344	484,344	484,344	484,344	484,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,678,514	1 ,679,387	1,678,387	1,682,134	1,674,977	1,681,292	1,689,522
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1 ,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS: FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,115,655)	(15,103,656)	(15,092,312)	(15,094,406)	(15,084,696)	(15,073,475)	(15,059,232)
DIFFERENCE IN DEBTOR RETAINED EARNING	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(635,421)	(623,422)	(612,078)	(614,172)	(604,462)	(593,241)	(578,998)
TOTAL LIABILITIES & OWNER'S EQUITY	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524

MOR-2	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY
TRADE ACCOUNTS PAYABLE	19,982	20,855	19,855	23,602	16,445	22,760	30,990
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969	2,969	2,969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232	10,232	10,232	10,232
•ACCRUED PROFESSIONAL FEES:
OTHER ACCRUED LIABILITIES:
1. Salary payable to officer	7,500	7,500	7,500	7,500	7,500	7,500	7,500
2. Royalty Payable	3,531	3,531	3,531	3,531	3,531	3,531	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	46,214	47,087	46,087	49,834	42,677	48,992	57,222

*Payment Requires Court Approval

MOR-4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH JULY 2004

DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER	OTHER
0-30	15,071	15,071
31-60	0
61-90	0
91+	42,151	15,919	2,969		2,000	21,263
TOTAL	57,222	30,990	2,969	I	2,000	21,263

AGING OF ACCOUNTS RECEIVABLE

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY
0-30 DAYS	13,118	15,888	15,287	7,278	5,787	1,920	8,903
31-60 DAYS
61-90 DAYS
91+ DAYS	44,275	44,275	44,275	44,275	44,275	44,275	44,275
TOTAL	57,393	60,163	59,562	51,553	50,062	46,195	53,178

MOR-5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY

REVENUES (MOR-1)	13,119	16,647	15,287	11,564	22,070	23,413	33,495
TOTAL COST OF REVENUES	3,336	3,849	3,132	12,158	12,353	11,191	17,752
GROSS PROFIT	9,783	12,798	12,155	(594)	9,717	12,222	15,743
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	0	0	0	0	0
INCOME BEFORE INT, DEPR/TAX (MOR-1)	9,783	12,798	12,155	(594)	9,717	12,222	15,743
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE*	500	(202)	(189)	500	(993)		500
OTHER ITEMS"
TOTAL INT, DEPR & OTHER ITEMS	1,500	798	811	1,500	7	1,000	1,500
NET INCOME BEFORE TAXES	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243

Accrual Accounting Required, Otherwise Footnote With Explanation
*	Footnote Mandatory
**	Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote
1.	January Other Expense - U.S. Trustee fees
2.	Feb Other Income - Refunds from WOGC, TWC (see MOR 7 footnotes)
3	Mar Other Income - Refunds from IREA (439) less Trustee Bond fee (250}
4	April Other Expense - U S Trustee fees
5	May Other Income - AT&T Refund

MOR-6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY
1. CASH - BEGINNING OF MONTH	99,943	99,136	110,239	122,184	132,846	137,890	160,294
RECEIPTS
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	10,140	13,877	16,327	19,010	23,085	27,093	25,783
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)		202			993
TOTAL RECEIPTS	10,140	14,079	16,326	19,010	24,078	27,093	25,783
Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	56		137
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	139	536	533	549	513	526	402
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES	10,252	2,440	3,711	7,049	18,521	4,163	8,392
17. ADMINISTRATIVE & SELLING				250
18. OTHER (attach list)*
TOTAL DISBURSEMENTS FROM OPERATIONS	10,447	2,976	4,381	7,848	19,034	4,689	8,794
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500			500			500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	10,947	2,976	4,381	8,348	19,034	4,689	9,294
22. NET CASH FLOW	(807	) 11,103	11,945	10,662	5,044	22,404	16,489
23. CASH - END OF MONTH (MOR-2)	99,136	110,239	122,184	132,846	137,890	160,294	176,783

FEB - OTHER INCOME INCLUDES REFUNDS FROM WOGC ($175) AND TWC ($27)

MAY OTHER INCOME - AT&T REFUND

MOR-7	*Applies to Individual debtor's only.

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION MONTH OF JULY 2004

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	169,940		47		169,987
DEPOSIT IN TRANSIT	14,237				14,237
OUTSTANDING CHECKS	7,441		0		7,441
ADJUSTED BANK BALANCE	176,736		47		176,783

BEGINNING CASH -PER BOOKS	160,247		47		160,294
RECEIPTS	25,782		0		25,782
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	9,293		0		9,293
ENDING CASH -PER BOOKS	176,736	0	47		176,783

MOR-8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the pro Also, for insiders identify the type of compensation paid (e g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
INSIDERS: NAME/POSITION/COMP TYPE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0	0	0	0

MOR-9